UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2020, the Board of Directors of the Company agreed to satisfy approximately $319,000 of accrued compensation owed to its directors and officers (collectively, “Management”) through a Liability Reduction Plan (the “Plan”). Under this Plan, Management agreed to accept 319 shares of the Company’s Series B Convertible Preferred Stock, par value $0.10 (the “Series B Preferred Stock”), in settlement of accrued compensation as follows: 228 shares of Series B Preferred Stock to Scott R. Silverman, Chairman and Chief Executive Officer; 28 shares of Series B Preferred Stock to Barry Edelstein, Director; 18 shares of Series B Preferred Stock to Scott Thomsen, Director; and 45 shares of Series B Preferred Stock to the Company’s Corporate Secretary.

The Company’s Series B Preferred Stock, which has a stated value per share of $1,000, is convertible into shares of the Company’s common stock at a price of $0.027 per share, which was the closing price on December 21, 2020, subject to adjustment as described in the Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock (the “Certificate of Designations”). The Series B Preferred Stock will vest on May 1, 2021, subject to acceleration in the event of conversion or redemption.

On December 12, 2019, the Company filed the Certificate of Designations, which was approved by the Company’s Board of Directors. The discussion herein regarding the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations filed previously as Exhibit 3.1 to the Current Report on Form 8-K filed on December 13, 2019.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on December 13, 2019)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: December 23, 2020	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer